UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2005
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                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


            Colorado                  000-26621              52-2077581
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  (State or other jurisdiction       (Commission          (I.R.S. Employer
 of incorporation or organization)   File Number)        Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
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          (Address of principal executive offices, including zip code)


                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2005, NIC Inc. issued a press release announcing second quarter 2005 earnings information. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as
Exhibit 99.


ITEM 7.01    REGULATION FD DISCLOSURE

On July 28, 2005, NIC Inc. issued a press release announcing second quarter 2005 earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the second quarter 2005 earnings information at 9:00 a.m., EDT, on July 28, 2005.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99 - Press release issued by NIC Inc. dated July 28, 2005, announcing second quarter 2005 earnings information, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NIC Inc.

Date: July 28, 2005                        /s/ Stephen M. Kovzan
                                           ---------------------
                                           Stephen M. Kovzan
                                           Vice President, Financial Operations
                                           Chief Accounting Officer




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